Prospectus Supplement	August 2, 2017

Putnam VT Growth Opportunities Fund
Prospectus dated April 30, 2017

The sub-section Portfolio manager in the section Your fund’s management is replaced in its entirety with the following:

Portfolio manager
Robert Brookby, Portfolio Manager, portfolio manager of the fund since 2009

Assistant portfolio manager
Richard Bodzy, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2017

The following replaces similar disclosure under the sub-section The fund’s investment manager – Portfolio manager in the section Who oversees and manages the fund?:

• Portfolio managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio manager	Joined fund	Employer	Positions over past five years

Robert Brookby	2009	Putnam Management	Portfolio Manager
		2008 - Present

Assistant portfolio	Joined fund	Employer	Positions over past five years
manager
Richard Bodzy	2017	Putnam Management	Portfolio Manager, Analyst
		2009 - Present	Previously, Analyst

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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